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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 28, 2007

                                 DigiCurve, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)


                            (Commission File Number)

                                   20-1480203
                        (IRS Employer Identification No.)

                        2764 Lake Sahara Drive, Suite 111
                             Las Vegas, Nevada 89117
               (Address of principal executive offices)(Zip Code)

                                 (604) 331-1459
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

On May 28, 2007, the board of directors of Digicurve, Inc., appointed Anthony Scott and Stephen L. Burke to the Board of Directors.

Anthony Scott founded Synergetix, a New Zeeland corporation, in 1992. By 1995, Synergetix became the largest importer of Internet enabling software into New Zealand. Synergetix developed STARS, STRIPES and Strategm software packages. In 2002, Mr. Scott became chief designer of Wallflower Global (NZ) software, which was initially designed to provide advertising on customer-facing displays on point of sale terminals. Mr. Scott is currently still employed by Wallflower Global and Synergistic. Mr. Scott has also served as an expert witness regarding patent infringement issues.

Stephen L. Burke has been an active member of the California Bar Association since 1975. Since 1992, Mr. Burke has been an independent business consultant based in Bangkok, Thailand. Since 1992, Mr. Burke has been a legal consultant to United States and Thai business interests in Thailand.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DigiCurve, Inc,
                                            (Registrant)


Date: June 1, 2007                          By:    /s/    John Paul Erickson
                                                --------------------------------
                                                Name:  John Paul Erickson
                                                Title: President







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